[Execution copy]

COMPUTER ASSOCIATES INTERNATIONAL, INC.
One Computer Associates Plaza
Islandia, New York 11788-7000

6.77% Senior Notes due April 4, 2003

New York, New York
As of March 1, 2001

Re: Amendment No. 1 to Note Purchase Agreements dated as of April 1, 1996

TO EACH OF THE NOTEHOLDERS
NAMED ON THE SIGNATURE
PAGES HEREOF

Ladies and Gentlemen:

Reference is made to the several Note Purchase Agreements dated as of April 1, 1996 (collectively as in effect on the date hereof, the "Agreement") among Computer Associates International, Inc., a Delaware corporation (the "Company ") and each of the institutions named on the signature pages thereof (the "Purchasers"), pursuant to which the Purchasers purchased US $320,000,000 aggregate principal amount of the Company's 6.77% Senior Notes due 2003 (the " Notes"). Each current holder of a Note is herein referred to as a "Noteholder."

The Company has requested that the Noteholders agree to amend certain provisions of the Agreement, as more fully described herein, and the Noteholders party hereto are willing to amend the Agreement as provided herein, subject to the satisfaction of the conditions specified in § 5 below.

Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders party hereto agree as follows:

§ 1. Definitions. Unless otherwise defined herein, all terms used herein which are defined in the Agreement (as amended hereby) shall have their respective meanings as therein defined.

§ 2. Amendments to Agreement. Subject to the satisfaction of the conditions specified in § 5, but with effect on the date hereof, the Agreement is amended as follows:

(A) Amendment to Section 10.6. Section 10.6 of the Agreement is amended and restated to read in its entirety as follows:

"10.6. Maintenance of Financial Conditions.

The Company will not on any date permit:

(a) Consolidated Cash Flow for the period of the four fiscal quarters ending on, or most recently ended prior to, such date to be less than 200% of Pro Forma Annual Consolidated Interest Expense as of such date; and

(b) Consolidated Total Indebtedness as of such date to exceed 700% of Consolidated Cash Flow for the four fiscal quarters ending on, or most recently ended prior to, such date."

(B) Amendments to Schedule B. Schedule B to the Agreement is amended as follows:

The definition of "Cash Flow" in Schedule B is amended and restated to read in its entirety as follows:

"'Cash Flow' means, for any period, the sum of (a) the amount set forth as 'Net Cash Provided by Operating Activities' (or a comparable term) in the consolidated statements of cash flows of the Company and its consolidated Subsidiaries for such period plus (b) Consolidated Interest Expense for such period."

(2) The following definition of "Consolidated Interest Expense" is added to Schedule B in the appropriate alphabetic location:

"'Consolidated Interest Expense' means, for any period, the total amount of Interest Charges in respect of Consolidated Total Indebtedness outstanding during such period."

§ 4. Representations and Warranties. The Company represents and warrants to each Noteholder on the date hereof as follows (and the parties hereto agree that the following representations and warranties shall be deemed to have been made pursuant to the Agreement for all relevant purposes thereof):

(A) Power and Authority. The Company has all requisite corporate power and corporate authority to execute and deliver this Amendment and to perform the provisions of this Amendment and of the Agreement as amended hereby (the "Amended Agreement") and this Amendment has been duly authorized by all necessary corporate action on the part of the Company.

(B) Enforceability. This Amendment has been duly executed and delivered by the Company, and the Amended Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(C) Governmental Authorizations. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required for the validity of the execution and delivery of this Amendment or for the performance by the Company of this Amendment or the Amended Agreement.

(D) No Defaults. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

§ 5. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions to effectiveness:

(a) Execution and Delivery. This Amendment shall have been duly executed and delivered by the Company and the Required Holders.

(b) Fees. The Company shall have paid the reasonable fees and expenses of special counsel to the Noteholders, Milbank, Tweed, Hadley & McCloy LLP, relating to the transactions contemplated hereby.

§ 6. Miscellaneous.

(A) Ratification. The Agreement, except as amended pursuant hereto, is in all respects ratified and confirmed, and the terms, covenants and agreements thereof shall remain in full force and effect.

(B) References to Agreement and Notes. From and after the effective date of this Amendment, all references to the Agreement in the Agreement and in the Notes shall be deemed to be references to the Agreement as amended by this Amendment.

(C) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(D) Execution in Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this Amendment shall become a binding agreement among the Noteholders and the Company.
Very truly yours,

COMPUTER ASSOCIATES
INTERNATIONAL, INC.

By: /s/Lisa Savino
Title: Vice President and Treasurer

THE FOREGOING AMENDMENT IS HEREBY
ACCEPTED AS OF THE DATE FIRST ABOVE
WRITTEN:
PFL LIFE INSURANCE COMPANY By: /s/Mark E Dunn Title: Vice President	LIFE INVESTORS INSURANCE COMPANY OF AMERICA By: /s/Mark E Dunn Title: Vice President

FIRST AUSA LIFE INSURANCE COMPANY By: /s/Mark E Dunn Title: Vice President	AUSA LIFE INSURANCE COMPANY, INC. By: /s/Mark E Dunn Title: Vice President

METROPOLITAN LIFE INSURANCE COMPANY By: Title:	THE TRAVELERS INSURANCE COMPANY By: /s/Matthew J McInerny Title: Assistant Investment Officer

PRIMERICA LIFE INSURANCE COMPANY By: /s/Jordan M Stitzer Title: Vice President	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY By DELAWARE LINCOLN INVESTMENT ADVISERS, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST Its Attorney-in-Fact By: /s/David C Patch Title: Vice President

ALLIED LIFE INSURANCE COMPANY By: LINCOLN INVESTMENT MANAGEMENT, INC. Its Attorney-in-Fact By: Title:	SECURITY-CONNECTICUT LIFE INSURANCE COMPANY By: LINCOLN INVESTMENT MANAGEMENT, INC. Its Attorney-in-Fact By: Title:

LINCOLN-SECURITY LIFE INSURANCE COMPANY By: LINCOLN INVESTMENT MANAGEMENT, INC. Its Attorney-in-Fact By: Title:	AMERICAN STATES LIFE INSURANCE COMPANY By: LINCOLN INVESTMENT MANAGEMENT, INC. Its Attorney-in-Fact By: Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: /s/Thomas P Shea Title: Managing Director	CM LIFE INSURANCE COMPANY By: /s/Thomas P Shea Title: Managing Director

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY By: /s/Daniel C Budde Title: Managing Director	JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY By: /s/Daniel C Budde Title: Authorized Signatory

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES By: /s/Nantha K Suppiah Title: Investment Officer	ALLSTATE LIFE INSURANCE COMPANY By: /s/Ronald Mendel Title: Authorized Signatory By: /s/David Walsh Title: Authorized Signatory

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY By: Title:	AMERICAN GENERAL LIFE INSURANCE COMPANY By: Title:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY By: /s/Wayne Hoffmann Title: Senior Vice President By: /s/James G Lowery Title: Assistant Vice President	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: /s/Post Howland Title: Vice President

NEW YORK LIFE INSURANCE COMPANY By: /s/Post Howland Title: Investment Vice President	SUN LIFE ASSURANCE COMPANY OF CANADA By: /s/John N Whelihan Title: Vice President By: /s/Richard Gordon Title: Vice President

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) By: /s/ John N Whelihan Title: Vice President By: /s/Richard Gordon Title: Vice President	AMERICAN UNITED LIFE INSURANCE COMPANY By: /s/Christopher Pahlke Title: Vice President

THE STATE LIFE INSURANCE COMPANY By: /s/Christopher Pahlke Title: Vice President	NATIONWIDE LIFE INSURANCE COMPANY By: /s/Mark W Poeppelman Title: Associate Vice President

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY By: /s/ Mark W Poeppelman Title: Associate Vice President	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA By: Title:

LUTHERAN BROTHERHOOD By: /s/ Keri L Reich Title: Portfolio Manager	SECURITY FIRST LIFE INSURANCE COMPANY By: Title: By: Title:

INDIANAPOLIS LIFE INSURANCE COMPANY By: Title:	AMERITAS LIFE INSURANCE CORP. By: AMERITAS INVESTMENT ADVISORS, INC. AS AGENT By: /s/Patrick J Henry Title: Vice President

NATIONAL TRAVELERS LIFE COMPANY By: ADVANTUS CAPITAL MANAGEMENT COMPANY By: Title: Vice President	THE NORTH WEST LIFE ASSURANCE COMPANY OF CANADA By: ADVANTUS CAPITAL MANAGEMENT COMPANY By: Title: Vice President

PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY By: ADVANTUS CAPITAL MANAGEMENT COMPANY By: Title: Vice President	NATIONAL FARM LIFE INSURANCE COMPANY By: ADVANTUS CAPITAL MANAGEMENT COMPANY By: Title: Vice President

THE PENN INSURANCE AND ANNUITY COMPANY By: /s/Todd M Fox Title: Portfolio Manager	NATIONAL GUARDIAN LIFE INSURANCE COMPANY By: /s/R A Mucci Title: Vice President and Treasurer

GE LIFE AND ANNUITY COMPANY By: /s/Morian Mooers Title: Investment Officer	GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY By: /s/Morian Mooers Title: Investment Officer